                          GRANT OF SECURITY INTEREST IN
                              INTELLECTUAL PROPERTY


THIS GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY made as of May 31, 2001 (the "Agreement") by each of the entities identified on the signature pages hereof as Grantor (each "Grantor") and Hilco Capital LP (the "Lender") under the Financing Agreement referred to below.


                              W I T N E S S E T H:


WHEREAS the Lender and, as joint and several obligors, Harvard Industries, Inc., Doehler-Jarvis, Inc., Harvard Transportation Corporation, Doehler-Jarvis Greeneville, Inc., Pottstown Precision Casting, Inc., Harvard Industries Risk Management, Inc., Doehler-Jarvis Toledo, Inc., Harman Automotive, Inc., Hayes-Albion Corporation, and KWCI Liquidating Corporation (the "Companies") and, as Guarantors, Trim Trends Canada Limited and 177192 Canada Inc. (the "Guarantors") have entered into a Financing Agreement of even date herewith (the "Financing Agreement"); and

WHEREAS the Financing Agreement provides (i) that the Lender will, on the terms and subject to the conditions set forth therein, make a term loan to the Companies, and (ii) for Grantor to grant to the Lender a security interest in certain of Grantor's assets, including, without limitation, its copyrights, patents, patent applications and/or registrations, trademarks, trademark applications and/or registrations, tradenames, goodwill and licenses, all as more fully set forth therein;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Grantor agrees as follows:

                             ARTICLE 1: DEFINITIONS

1.01. Definitions. Unless otherwise specifically defined herein, capitalized terms used herein shall have the meanings set forth in the Financing Agreement.

         "Copyright License" means any written or unwritten agreement, naming Grantor as licensor or licensee, granting any right under any Copyright.

         "Patent License" means all agreements, whether written or oral, providing for the grant by or to Grantor of any right to manufacture, use or sell any invention covered by a Patent.

         "Trademark License" means any agreement, written or oral, providing for the grant by or to Grantor of any right to use any Trademark.

                     ARTICLE 2: GRANT OF SECURITY INTEREST

2.01. Grant of Security Interest. As security for the prompt payment in full of all Obligations, Grantor hereby pledges and grants to the Lender a security interest, effective immediately, in all of Grantor's right, title and interest in and to all of the following described property, whether now owned or hereafter acquired (collectively herein the "IP Collateral"):

         (a) all Patents, including, without limitation, the patents and applications, listed on (1) Schedule A and (2) Schedule Foreign Patents attached hereto and made a part hereof along with any and all (i) inventions and improvements described and claimed therein, (ii) any and all reissues and renewals, divisions, continuations, extensions and continuations-in-part thereof, (iii) all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith, including, without limitation, damages and payments for past, present or future infringements thereof, and (iv) rights to sue for past, present or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patent Collateral");

         (b) all Trademarks, including federal, state and common law trademark registrations and/or applications and tradenames including, without limitation, the trademarks and applications, if any, listed on (1) Schedule B and (2) Schedule Foreign Trademarks attached hereto and made a part hereof along with any and all (i) reissues and/or renewals thereof, and (ii) all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith, including, without limitation, damages and payments for past, present or future infringements thereof and rights to sue for past, present or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademark Collateral");

         (c) all Copyrights, including, without limitation, registrations, recordings and applications in the United States Copyright Office, including, without limitation, any thereof referred to in Schedule C attached hereto;

         (d) any Copyright License, Patent License or Trademark License, including, without limitation, such licenses, if any, listed on Schedule D attached hereto and made a part hereof along with (i) any renewals, extensions, supplement and continuations thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith, including, without limitation, damages and payments for past, present or future breaches thereof, (iii) rights to sue for past, present or future breaches thereof, and (iv) any other rights to use, exploit or practice any or all of the patents, trademarks or copyrights pertaining thereto (all of the foregoing are sometimes referred to herein individually and/or collectively as the "License Collateral");

         (e) all goodwill of Grantor's business connected with and symbolized by the Trademarks and other general intangibles, including, without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae;

         (f) all cash and non-cash proceeds of the foregoing described in clauses (a) through (e), and, to the extent not otherwise included, any

                    (i) payments under any insurance, indemnity, warranty or guarantee or letter of credit payable with respect to any of the foregoing described in clauses (a) through
                          (e);

                   (ii) payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of any of the foregoing described in clauses (a) through (e) by any Governmental Authority (or any person acting under color of a Governmental Authority);

                  (iii) instruments representing obligations to pay amounts in respect of any products of any of the foregoing described in clauses (a) through (e); and

                   (iv) other amounts from time to time paid or payable under or in connection with any of any of the foregoing described in clauses (a) through (e).

         (g) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by Grantor or in which it has an interest) that at any time evidence or contain information relating to any IP Collateral or are otherwise necessary or helpful in the use thereof, collection thereof or realization thereupon.

         (h) to the extent not otherwise included in the foregoing, all General Intangibles; Grantor and the Lender hereby acknowledge and agree that the security interest created hereby in the IP Collateral (i) constitutes continuing collateral security for all of the Obligations, whether now existing or hereafter arising, (ii) is not to be construed as an assignment or license of any IP Collateral, and (iii) shall remain in full force and effect until the termination of the Commitments and the full, final and indefeasible payment and performance of the Obligations.

2.02. The Lender's Rights as Secured Party. Upon the occurrence of any Event of Default, the Lender shall have all the rights and remedies of a secured party under the UCC and any other applicable state or federal laws. If any Event of Default or if a Default consisting of a failure of payment of a kind referred to in Paragraph 10.1(g) of the Financing Agreement (a "Payment Default") occurs and is continuing, then on ten
         (10) days' prior notice to Grantor, without the curing of such default within such time, the Lender may, without demand of performance, advertisement or notice of intention to sell, or of the time or place of sale, and without notice to redeem, or other notice or demand whatsoever (including those referred to in section 5.12 hereof) to or upon Grantor (all and each of which demands, advertisements and/or notices are hereby expressly waived by Grantor), forthwith or at any time or times thereafter

         (a) transfer to and/or register in the Lender's name, or the name of the Lender's nominee, any or all of the IP Collateral and/or collect, receive, appropriate and realize upon said IP Collateral;

         (b) sell, assign, transfer and deliver to any other person all right, title and interest in and to all or any part of the IP Collateral then held by the Lender under this Agreement or subject to this Agreement.

         (c) Grantor agrees that any notice of sale, disposition, or other intended action by the Lender that may be required by applicable law, if sent to Grantor at least ten (10) days prior to such action shall constitute reasonable notice to Grantor. Notwithstanding anything to the contrary elsewhere in this Agreement, if the Obligations are declared or automatically become immediately due and payable pursuant to Paragraph 10.2 of the Financing Agreement, in connection with an Event of Default, the rights and remedies of the Lender provided for herein, including, without limitation, your rights to exercise the powers granted to the Lender in the power of attorney included in the Financing Agreement and this Agreement, shall continue and shall not cease to be effective until the full, final and indefeasible payment of all the Obligations, regardless of whether such Event of Default is subsequently remedied.

2.03. Power of Attorney. Grantor hereby confirms the power of attorney that it has granted to the Lender in Paragraph 9.1 of Section 9 of the Financing Agreement and Grantor confirms that the Lender, or any person or agent designated by the Lender may, as Grantor's attorney-in-fact thereunder, at Grantor's cost and expense, exercise all of the powers there granted to the Lender with respect to the IP Collateral as well as each of those set forth below:

         (a) to perform or cause the performance of any obligation of Grantor hereunder;

         (b) to liquidate any IP Collateral and otherwise to deal in or with the IP Collateral or the proceeds or avails thereof, as fully and effectually as if the Lender were absolute owner thereof, and to apply the proceeds thereof to payment of the Obligations, notwithstanding the fact that such liquidation may give rise to penalties;

         (c) to transmit to any persons indebted on any IP Collateral notice of the Lender's interest therein and to notify any persons indebted on any IP Collateral to make payment directly to the Lender for Grantor's account and receive and give acquittance and receipts for moneys due and to be come due under or in respect of any of the IP Collateral;

         Notwithstanding anything hereinabove contained to the contrary, the powers set forth in (b) and (c) above may only be exercised after the occurrence of an Event of Default and until such time as such Event of Default is waived in writing by the Lender. Grantor hereby ratifies and approves all of the Lender's acts taken pursuant to the foregoing appointment, other than acts constituting gross negligence or willful misconduct, and the Lender, as Grantor's attorney-in-fact, will not be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, other than those that constitute gross negligence or willful misconduct on the part of the Lender. Grantor agrees that, in the event the Lender exercises its rights hereunder and/or pursuant to said power of attorney in accordance with its terms, after written notification of such exercise from the Lender to Grantor, Grantor shall never thereafter, without the prior written authorization of the owner or owners of such IP Collateral, use any of such IP Collateral. The condition of the foregoing provision is such that unless and until there occurs an Event of Default, Grantor shall continue to own and use the IP Collateral in the normal course of its business and to enjoy the benefits, royalties and profits therefrom; provided, however, that from and after the occurrence of an Event of Default such right will, upon the exercise by the Lender of the rights contemplated in this Agreement (including those provided for in any other Loan Document or by applicable law), be revoked and the right of Grantor to enjoy the uses, benefits, royalties and profits of said IP Collateral will wholly cease, whereupon the Lender or its transferee(s) shall be entitled to all of Grantor's right, title and interest in and to the IP Collateral hereby so assigned. This Agreement will not operate to place upon the Lender any duty or responsibility to maintain the IP Collateral.

                              ARTICLE 3: COVENANTS

3.01. Filings to Confirm Perfection of Security Interest. On a continuing basis, Grantor shall, at its sole cost and expense, make, execute, acknowledge and deliver, and file and record in the proper filing and recording offices, all such instruments or documents, including, without limitation, appropriate UCC financing and continuation statements and collateral agreements and the notices attached as Schedules A, B and C hereto, and take all such action as may be deemed necessary by the Lender to carry out the intent and purpose of this Agreement, to assure and confirm to the Lender the grant or perfection of a first priority security interest in the IP Collateral, and to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any IP Collateral. Notwithstanding the foregoing, Grantor's obligations to record Lender's security interest in any Patent or Trademark application or registration or any application or registration for Copyrights shall apply only to (a) those U.S. and Canadian Patent and Trademark applications and registrations listed in (1) Schedule A and Schedule B, (2) future applications for Patents and Trademarks and applications or registrations for Copyrights, in each case, that are useful in the business of Grantor or any other direct or indirect subsidiary of Harvard, and (3) Patents and Trademarks listed on the Schedule Foreign Patents or Schedule Foreign Trademarks, if such Patent or Trademark is necessary for the operation of any material portion of the business of Harvard or any of its direct or indirect subsidiaries.

3.02. Fees. Grantor shall pay all filing fees with respect to the security interest created hereby which the Lender may deem necessary or advisable in order to perfect and maintain the perfection of its security interest in the IP Collateral.

3.03. Applications and Preservation of IP Collateral. Grantor shall diligently prosecute all applications for Patents or Trademarks now or hereafter pending the registration of which would be necessary to any material portion of the business of Grantor, and shall do all acts necessary to preserve and maintain all rights in the IP Collateral necessary for the operation of any material portion of Grantor's business. Any and all costs and expenses incurred in connection with any such actions shall be borne by Grantor. Grantor shall not abandon any right to file a Patent or Trademark application claiming priority from another pending Patent or Trademark application or registration, or any pending Patent or Trademark application or any Patent or Trademark the registration of which would be necessary for the operation of any material portion of Grantor's business without the consent of the Lender.

3.04.    Notice to Lender and Lenders.

         (a) Abandonments or Adverse Proceedings. Grantor shall promptly provide written notice in the manner provided in Section 5.08 to the Lender if it knows, or has reason to know, that any application or registration for any Patent, Trademark or Copyright (1) in the U.S. or Canada or (2) in any other country if such application or registration is necessary for the operation of a material portion of Grantor's business may become abandoned or dedicated, or of any adverse determination or proceeding in the United States Patent and Trademark Office (other than nonfinal office actions in the course of patent or trademark prosecution) or the United States Copyright Office or any court or tribunal in any country regarding the ownership of any Patent, Trademark or Copyright in the U.S. or Canada or in any other country if such Patent, Trademark or Copyright is necessary for the operation of a material portion of Grantor's business or any application or registration for such Patent, Trademark or Copyright or its right to register the same or to keep and maintain the same.

         (b) Filing an application for registration of any Patent, Trademark or Copyright. Whenever Grantor, either (i) by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any Copyright with the United States Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof; or (ii) otherwise acquires any Patent, Trademark or Copyright application therefor, Grantor shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs.

         (c) Infringement, Misappropriation or Dilution. Grantor shall promptly provide written notice in the manner provided in
                  Section 5.08 to the Lender whenever Grantor learns that any Patent, Trademark or Copyright included in the IP Collateral is infringed, misappropriated or diluted by a third party and, in the case of any such Patent, Trademark or Copyright which is material to the Grantor's business, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, and, in any case, to take such actions as it shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark or Copyright.

         (d) General Obligation to Notify. To the extent not otherwise included in the foregoing Grantor covenants and agrees that, with respect to the IP Collateral, it will promptly provide the Lender written notice in the manner provided in Section
                  5.08 of: (i) any claim by a third party that Grantor has infringed on the rights of a third party; (ii) any suspected infringement by a third party on the rights of Grantor; or
                  (iii) any IP Collateral except such IP Collateral the absence of which would not be material to Grantor's business or the business of any other direct or indirect subsidiary of Harvard or any application or registration for IP Collateral created, arising or acquired by Grantor after the date hereof.

3.05. Defense of Claims. Grantor will defend at its own cost and expense any action, claim or proceeding affecting the IP Collateral and/or the interest of the Lender therein.

3.06. Change of Location/Name. Grantor agrees that it shall not (i) change the location of its chief executive office/chief place of business from its address specified for notices herein, or (ii) change its name (including the adoption of any new trade name), jurisdiction of incorporation, identity or corporate structure, unless, in any such case, it shall have provided at least thirty (30) days' prior written notice to the Lender of any such change and until such filings and other measures as may be required under applicable law to continue uninterrupted the perfected lien or security interest created hereunder on and in the IP Collateral shall have been taken, and until the Lender shall have received such opinions of counsel with respect thereto as it may have reasonably requested.

                   ARTICLE 4: REPRESENTATIONS AND WARRANTIES

4.01.    Representations and Warranties.

         (a) Ownership, No Liens, Prior Assignments, or Infringements. Notwithstanding anything to the contrary elsewhere in the Loan Documents, Grantor makes no representation as to subsistence or maintenance of the IP Collateral referred to in the Schedule Foreign Patents or Schedule Foreign Trademarks. Grantor represents and warrants and covenants that Grantor lawfully possesses and owns the IP Collateral and that, except for the security interest granted hereby and the Permitted Encumbrances, the IP Collateral is and will continue to be kept free from all liens, security interests, claims and encumbrances whatsoever; that Grantor has not made or given any prior assignment, transfer or security interest in the IP Collateral or any of the proceeds thereof; the IP Collateral listed in Schedules A, B and C hereto is and will continue to be, in all respects, in full force and effect; and, except as disclosed in Schedule 11 to the Financing Agreement there are no known or threatened claims by a third party that Grantor has infringed on the rights of a third party.

         (b) Valid Security Interest/Priority. Grantor represents and warrants that this Agreement creates a valid security interest in favor of the Lender in the IP Collateral and, when the appropriate UCC filings, registrations, recordings and other notices, which are those listed in Schedules A, B and C attached hereto, have been filed, registered or recorded (as applicable), the Lender shall have a valid perfected security interest in the IP Collateral, to the extent such security can be perfected by filing under the UCC, with the United States Patent and Trademark Office and/or with the United States Copyright Office, free and clear of any and all liens and encumbrances except for Permitted Encumbrances.

                               ARTICLE 5: GENERAL

5.01. Application of Proceeds. The proceeds of any disposition of the IP Collateral shall be applied, first, to all costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses and court costs, incurred by the Lender in connection with such disposition and its exercise of its rights and remedies hereunder and under the other Loan Documents, and, next, to the payment in whole or in part, in such order as the Lender may elect, of the Obligations, whether then due or not due, in accordance with the terms of the Financing Agreement and the Intercreditor Agreement. The Lender agrees to pay over any remaining balance to Grantor or to any person entitled thereto or as a court of competent jurisdiction may direct, upon proper demand being made therefor. If the Obligations are not fully and finally satisfied through this application of proceeds and the application of the proceeds of other Collateral as contemplated in the other Loan Documents and the Intercreditor Agreement, Grantor shall continue to be fully liable for the deficiency to the extent provided in the Financing Agreement.

5.02. Rights Cumulative. The security interest granted herein and the rights and remedies provided to you in this Agreement shall be in addition to, and not in substitution, reduction, replacement, or satisfaction of, any other endorsements or guarantees of the Obligations under the Financing Agreement or any other Loan Document now existing or hereafter executed by Grantor or any other Person, and shall not be deemed to affect, prejudice modify or limit the Financing Agreement, any other Loan Document or any other rights, collateral, agreements or security that the Lender has under the Financing Agreement or any other Loan Document whether granted or given to you by Grantor, any Company or Guarantor or by any other Person. In addition, nothing in this Agreement shall be deemed to affect, prejudice, modify or limit any of your agreements with the Senior Lien Administrative Agent or the Senior

         Lien Lenders, as applicable, under the Financing Agreement or the Intercreditor Agreement as to what rights and remedies you, the Senior Lien Administrative Agent or the Senior Lien Lenders may have, the order in which you or they may elect to exercise them or as to the conditions to their exercise.

5.03. Grantor and (by its acceptance of the benefits of this Pledge Agreement) the Lender hereby agree that if any provision hereof or of any other agreement made in connection herewith is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

5.04. Waiver of Jury Trial. NEITHER GRANTOR NOR ITS SUCCESSOR, ASSIGN OR PERSONAL REPRESENTATIVE SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE INVOLVING GRANTOR, ITS SUCCESSOR, ASSIGN OR PERSONAL REPRESENTATIVE (OR ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF ANY OF THEM) BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY IP COLLATERAL OR ANY COLLATERAL FOR THE PAYMENT OF ANY OF THE OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM OR ANY OTHER PARTY TO ANY LOAN DOCUMENT. NONE OF GRANTOR, ITS SUCCESSOR, ASSIGN OR PERSONAL REPRESENTATIVE WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION 5.04 HAVE BEEN FULLY DISCUSSED BY GRANTOR AND THE LENDER, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 5.04 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

5.05. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

5.06. Submission to Jurisdiction; Service of Process. Grantor hereby irrevocably:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that nothing contained herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

                  (d) appoints CT Corporation, Inc., at 111 Eighth Avenue, 13th floor, New York, New York 10011, as its agent to receive service of process or other summons in connection with any such action or proceeding and waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, addressed to Grantor at its address for notices under the Financing Agreement.

5.07. Events of Default. Grantor shall be in default under this Agreement upon the occurrence of any Event of Default under the Financing Agreement.

5.08. Notices. Any notice or other communication required hereunder or relating to this Agreement shall be given as provided in Paragraph 13.6 of Section 13 of the Financing Agreement for notices relating thereto.

5.09. Further Assurances. Grantor will take any such action as the Lender may reasonably require to further confirm or protect the Lender's rights under this Agreement in the IP Collateral. Grantor agrees to execute and deliver to the Lender (at Grantor's expense) any further documentation or papers necessary to carry out the intent or purpose of this Agreement, including, without limitation, financing statements under the UCC and notices attached hereto as Schedules A, B and C.

5.10. Termination. This Agreement shall terminate upon termination of the Line of Credit and full, final and indefeasible payment of all Obligations of Grantor thereunder. Upon Grantor's request, the Lender shall within a reasonable time after any such termination execute and deliver to Grantor (at Grantor's expense) such documents and instruments as are reasonably necessary to evidence such termination and release of the security interest granted herein on any applicable public record.

5.11. Indemnification. Grantor hereby acknowledges that this Agreement is a Loan Document and as such Grantor is subject to the provisions respecting indemnification of Paragraph 7.7 of Section 7 of the Financing Agreement.

5.12. No Limitations of Remedies; No Waiver. It is understood and agreed that the rights and remedies herein enumerated are not intended to be exhaustive but are in addition to any other rights or remedies provided at law, in equity, by contract (including, without limitation, the other Loan Documents) or otherwise. The Lender shall have the absolute right in its sole discretion to determine the order in which its rights and remedies are to be exercised, and its exercise of any right or remedy shall not preclude the exercise of any other rights or remedies or be deemed to be a waiver thereof. Grantor hereby waives diligence, notice of intent to accelerate, notice of acceleration, demand, presentment and protest and any notices thereof as well as notice of nonpayment. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender or Grantor of any right or remedy precludes any other or further exercise thereof, or precludes any other right or remedy. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. No waiver of any right or remedy provided for herein shall be effective as a waiver unless it is in writing and signed by the Lender.

5.13. Assignment. This Agreement may be assigned by the Lender and shall be for the benefit of each of its successors, assignees or transferees, and shall cover any Obligations at the time of assignment or transfer as well as any and all future Obligations, loans, advances or extensions of credit made to the Companies by, or otherwise owed by Grantor to such assignee or transferee.

5.14. Survival. The representations, covenants and agreements of Grantor herein contained shall survive the date hereof, and shall be deemed to have been remade on and as of the date on which any additional Obligations are created.

5.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall together constitute but one and the same document.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date set forth above.

                                         GRANTORS:
                                         ---------

                                                  Harvard Industries, Inc.


                                                  By
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  Doehler-Jarvis, Inc.


                                                  By
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  Hayes-Albion Corporation


                                                  By
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  Harman Automotive, Inc.


                                                  By
                                                     --------------------------
                                                      Name:
                                                      Title:


                                                  Harvard Industries Risk
                                                  Management, Inc.


                                                  By
                                                     --------------------------
                                                      Name:
                                                      Title:


Agreed and Accepted as of
the date set forth above

HILCO CAPITAL LP


By
   --------------------------
    Name:
    Title:

                                   SCHEDULE A

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS

United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Grant of Security Interest in Intellectual Property dated as of May 31, 2001 (as the same may be amended, modified, extended or restated from time to time, the "IP Security Agreement") by and between [Entity Name], a [______________] corporation ("Grantor"), and Hilco Capital LP ("Lender"), Grantor has granted to the Lender a continuing security interest in and a continuing lien upon, the patents and patent applications shown on Annex I attached hereto.

         Grantor and the Lender hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the IP Security Agreement and (ii) is not to be construed as an assignment or license of any patent or patent application.

                                           Very truly yours,

                                           [Entity Name]
                                           a [_______________] corporation



                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

STATE OF NEW YORK
                       ss.:
COUNTY OF NEW YORK


                  On this ____ day of _______________, 200_, before me
personally came ____________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the _______________ of ____________________, a _______________
corporation, and that he executed the foregoing instrument in the firm name of ____________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                                             -----------------------------

                                     ANNEX I

                                     PATENTS

       Patent No.           Description of Patent Item        Date of Patent
-----------------------  --------------------------------  ---------------------






                               PATENT APPLICATIONS

         Patent               Description of Patent           Date of Patent
     Applications No.              Applied For                 Applications
-----------------------  --------------------------------  ---------------------

                                   SCHEDULE B

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                   TRADEMARKS

United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Grant of Security Interest in Intellectual Property dated as of May 31, 2001 (as the same may be amended, modified, extended or restated from time to time, the "IP Security Agreement") by and between [Entity Name], a [__________________] corporation (the "Grantor" ), and Hilco Capital LP ("Lender"), Grantor has granted to the Lender a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown on Annex I attached hereto:

         Grantor and the Lender hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the IP Security Agreement and (ii) is not to be construed as an assignment or license of any trademark or trademark application.

                                           Very truly yours,

                                           [Entity Name]
                                           a [_______________] corporation



                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

STATE OF NEW YORK
                       ss.:
COUNTY OF NEW YORK


                  On this ____ day of _______________, 200_, before me
personally came ____________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the _______________ of ____________________, a _______________
corporation, and that he executed the foregoing instrument in the firm name of ____________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                                             -----------------------------

                                     ANNEX I

                                   TRADEMARKS

     Trademark No.        Description of Trademark Item      Date of Trademark
-----------------------  --------------------------------  ---------------------




                             TRADEMARK APPLICATIONS

      Trademark             Description of Trademark         Date of Trademark
   Applications No.               Applied For                   Applications
-----------------------  --------------------------------  ---------------------

                                   SCHEDULE C

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

Gentlemen:

         Please be advised that pursuant to the Grant of Security Interest in Intellectual Property dated as of May 31, 2001 (as the same may be amended, modified, extended or restated from time to time, the "IP Security Agreement") by and between [Entity Name], a [__________] corporation (the "Grantor"), and Hilco Capital LP ("Lender"), Grantor has granted to the Lender a continuing security interest in and a continuing lien upon, the copyrights and copyright applications shown on Annex I attached hereto.

         Grantor and the Lender hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the IP Security Agreement and (ii) is not to be construed as an assignment or license of any copyright or copyright application.

                                           Very truly yours,

                                           [Entity Name]
                                           a [_______________] corporation



                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

STATE OF NEW YORK
                       ss.:
COUNTY OF NEW YORK


                  On this ____ day of _______________, 200_, before me
personally came ____________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the _______________ of ____________________, a _______________
corporation, and that he executed the foregoing instrument in the firm name of ____________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.


                                             -----------------------------

                                     ANNEX I

                                   COPYRIGHTS

    Copyright No.            Description of Copyright        Date of Copyright
-----------------------  --------------------------------  ---------------------






                             COPYRIGHT APPLICATIONS

      Copyright             Description of Copyright          Date of Copyright
   Applications No.               Applied For                   Applications
-----------------------  --------------------------------  ---------------------

                            SCHEDULE FOREIGN PATENTS

                           SCHEDULE FOREIGN TRADEMARKS

                                   SCHEDULE D

                    PATENT, TRADEMARK AND COPYRIGHT LICENSES